UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2004

Grant Prideco, Inc.

(Exact name of registrant as specified in charter)

Delaware (State of Incorporation)	001-15423 (Commission File No.)	76-0312499 (I.R.S. Employer Identification No.)

1330 Post Oak Blvd., Suite 2700 (Address of Principal Executive Offices)	77095 (Zip Code)

Registrant’s telephone number, including area code: (832) 681-8000

Item 5. Other Events and Regulation FD Disclosure

On August 13, 2004, Grant Prideco issued the attached press release to various trade publications relating to various internal management changes.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

99.1     Industry Trade Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grant Prideco, Inc.
Date: August 13, 2004	By:	/s/ Philip A. Choyce
Philip A. Choyce
Vice President and General Counsel

EXHIBIT INDEX

99.1	Industry Trade Press Release